Exhibit 10.1
LANVISION SYSTEMS, INC.

LEASE FOR OFFICE SPACE BETWEEN CREEK ROAD WAREHOUSE COMPLEX,LLC AND LANVISION, INC., DATED MAY 4, 2000

                                     LEASE
                                     -----

              This Lease, executed as of this 4th. day of May, 2000, by and between Creek Road Warehouse Complex, LLC (hereinafter referred to as "Lessor"), and Lan Vision, Inc., a(n) Ohio corporation, (hereinafter referred to as "Lessee").

                              W I T N E S S E T H :

I. DEMISE AND TERM. Lessor, for and in consideration of the rents herein reserved and the covenants and agreements herein contained and expressed on the part of Lessee to be kept, performed and fulfilled, hereby demises and lets unto Lessee, and Lessee hereby leases from Lessor the premises (hereinafter sometimes referred to as the demised premises) consisting of approximately 15,000 square feet of space in the building known as 5481 Creek Road, Cincinnati, Ohio 45242 and more particularly shown on the drawing attached hereto as Exhibit A and made a part hereof.

              To have and to hold the demised premises, together with all privileges, rights and easements thereunto appertaining and belonging unto Lessee, for and during the term of three (3) years commencing upon February 1, 2000 (the commencement date), and ending January 31, 2003 unless sooner terminated as herein provided, subject to the rents, terms and conditions herein contained.

II. RENTAL.

         A. Lessee shall pay Lessor as Base Rent for the demised premises, without prior notice or demand, monthly rental as follows:

--------------------------------------------- ---------------- -------------------------
                LEASE PERIOD                   MONTHLY RENT       TOTAL PERIOD RENT
--------------------------------------------- ---------------- -------------------------
     February 1, 2000 - April 30, 2000          $9,375.00             $28,125.00
--------------------------------------------- ---------------- -------------------------
        May 1, 2000 - April 30, 2001             9,662.50             115,950.00
--------------------------------------------- ---------------- -------------------------
        May 1, 2001 - April 30, 2002             9,900.25             118,803.00
--------------------------------------------- ---------------- -------------------------
       May 1, 2002 - January 31, 2003           10,250.00              92,250.00
--------------------------------------------- ---------------- -------------------------


Such Base Rent shall be payable in advance, on the first day of each and every month during said term. Base Rent shall be due on the first (1st) day of the calendar month and late after the fifth (5th).

         B. If Lessee shall fail to pay any installment of Base Rent within five
(5) days after the date the same becomes due and payable, then Lessee shall also pay to Lessor a late payment service charge of ten percent (10%) of the total overdue, in addition to and not in limitation of, any other remedy or right of Lessor herein.

III. UTILITIES. Lessee shall pay or cause to be paid all charges, costs and/or taxes for water, sewage, stormwater, gas, heat, electricity, light, telephone service, trash disposal or any other similar communication or utility services of any kind or nature used in or rendered to the demised premises or any part thereof whether separately metered or billed by Lessor. Such utility bills invoiced by Lessor are due and payable within thirty (30) days of the billing date and subject to the late fee stated in Section II. B. of this Lease.

IV. MAINTENANCE, JANITORIAL, REPAIR, SURRENDER OF PREMISES, ALTERATIONS. Except as specifically stated elsewhere in this Lease, Lessee shall, at Lessee's sole cost and expense at all times, keep the interior of the demised premises and every part thereof in good order, condition and repair, non-structural, including without limitation, all equipment and facilities serving the demised premises, such as mechanical, electrical, lighting, plumbing, heating, ventilating and air conditioning, fire monitoring and sprinkler systems, security monitoring and security systems, fixtures, walls, ceilings, floors, windows, doors (interior and exterior), plate glass, docks, dock doors, levelers and related equipment, skylights, and all improvements of any kind and nature, in good and substantial condition and repair, and in clean and sanitary condition, and that it will indemnify and save harmless Lessor from and against all liens, claims or damages by reason of any repairs or improvements which may be made by Lessee thereon. Lessee shall not cause or permit any Hazardous Materials (defined below) to be spilled or released in, on, under or about the demised premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or acquired, for clean-up of any contamination of, and for the maintenance, security and/or monitoring of the demised premises, the elements surrounding same, or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Materials brought onto the demised premises by or for Lessee or under its control.

              Lessee will make any changes to the demised premises required by any law, ordinance, judgment, decree or any official action by any governmental or quasi-governmental agency or authority under any police, health, safety, environmental, fire or other regulation, provided that said changes are the direct result of Lessee's particular use of the premises. Any required changes that relate to the general use of the building at 5481 Creek Road, Cincinnati, Ohio shall be made by Lessor.

              Lessee, in keeping the demised premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restoration, replacement or renewals where necessary to keep the interior of the demised premises and all improvements thereon or any part thereof in good order, condition and state of repair. Lessee shall not be responsible for restoration, replacement, or renewals where the need for such restoration, replacement, or renewals is due to reasonable and ordinary wear and tear.

              Lessor agrees to obtain a service contract on the HVAC system with a firm which is reasonably satisfactory to Lessor. Such contract shall provide for at least quarterly inspections, and with written reports to Lessor and Lessee.

              Lessor shall also be responsible for the maintenance of outside security lights. The fixtures will be the responsibility of Lessor.

              Lessor shall be responsible for all exterior improvements and maintenance, of the demised premises, including the roof and structural parts, and the care and maintenance of the parking areas and grounds, except as provided for elsewhere in this Lease. Lessee shall give reasonable advance notice to Lessor of required repairs to the roof, structure, parking areas, or grounds.

              Lessee further covenants and agrees that at the end of the term, it will deliver up the demised premises broom-clean, free of debris and in as good order and condition as they are at commencement hereof or may be put to thereafter, reasonable use and reasonable and ordinary wear and tear excepted. All of the obligations of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's trade fixtures, furnishings, equipment, as well as the removal of any materials that are left by Lessee.

              Lessee shall be responsible for all interior janitorial service respecting the demised premises.

              Lessee covenants and agrees that it will neither do nor permit to be done any act or thing on the demised premises or elsewhere which will invalidate any insurance on the demised premises or increase the premiums for insurance thereon if said invalidation or increase is the result of Lessee's change of use of the demised premises.

              Lessee may, at its own cost and expense, from time to time during the term of this Lease, make such alterations, additions and changes, structural and otherwise, in and to the demised premises as it finds necessary or convenient for its purposes; provided, however: (i) that Lessee shall indemnify and save harmless Lessor from all expenses, liens, claims of damages to any person or property arising out of or resulting from the undertaking or making of such alterations, additions and/or changes; (ii) that such alterations, additions and/or changes shall increase the value of the demised premises, and in no manner adversely affect the use thereof, or the rights of Lessor, such adverse affect to be determined in Lessor's sole opinion; an (iii) that written consent shall be first obtained from Lessor before undertaking the same, which consent shall not be unreasonably withheld. Such consent may, at the option of Lessor, be either on the basis that Lessee shall restore the demised premises to substantially their original condition at the termination of this Lease, or that no restoration will be required. All trade fixtures, trade apparatus, trade machinery and trade equipment placed on the demised premises at the expense of Lessee shall remain the property of Lessee, and may be removed by Lessee at any time prior to and upon termination of this Lease. Copies of all plans and specifications, including as-built plans, shall be provided to Lessor by Lessee.

V. REAL ESTATE TAXES AND ASSESSMENTS. Lessor shall be responsible for the payment of all real estate taxes and assessments regarding the Demised Premises.

VI. FIRE AND CASUALTY.

         A. In the event of partial damage to or destruction of the Premises during the term hereof, which does not render the Premises untenantable by Lessee, Lessor at its sole cost and expense will, within a reasonable time, restore, repair, replace, rebuild or alter the same to their condition immediately prior to such damage or destruction or as near thereto as is reasonably possible. Lessor will be entitled to apply the proceeds of Lessor's insurance coverage to the cost of such restoration and repair.

         B. If such damage or destruction is total or renders the Premises untenantable by Lessee and if it does not appear to be feasible, in Lessor's determination for Lessor to complete such restoration, repair and replacement work within "a reasonable period" after the date of such damage or destruction, then Lessor will have the right to terminate this Lease by delivery of written notice thereof to Lessee within thirty (30) days after the date of such damage or destruction.

              C. If Lessor plans to restore, repair, and replace the Premises to their condition immediately prior to such damage or destruction, or as near thereto as is reasonably possible, within the reasonable period provided for above, Lessor will deliver its statement to that effect to Lessee within thirty
(30) days after the date of such damage or destruction. Upon receipt of said statement, in the event that Lessee determines that, in its opinion, the period for restoration, repair and replacement work is not reasonable, Lessee has the right to terminate this Lease by delivery of written notice thereof to Lessor within fifteen (15) days of receipt by Lessee of said statement from Lessor.

         D. Lessor's obligation to restore the Premises is limited in every instance to the insurance proceeds actually paid to it for such purpose as a result of damage or casualty to the Premises. However, Lessor shall restore the Premises to a condition similar to that condition in which the Premises were in prior to the damage or destruction.

         E. During any time that any portion of the Premises are untenantable, in whole or in part, the rent provided for herein will abate, in proportion to the extent the Premises have become untenantable, from the date the Premises become untenantable. However, if such damage resulted from or was contributed to by the act, fault or neglect of Lessee, Lessee's employees, invitees or agents, there will be no abatement of rent.

         F. In case of the initial destruction of the Building by fire or otherwise, or so much thereof that Lessor desires to raze the Building (whether or not the Premises be affected), the rent will be paid up to the time of destruction, and then and from thenceforth this Lease will terminate.

VII. INSURANCE.

         A. Lessor shall insure the building and keep it insured during the term against loss or damage by fire or other casualty normally covered by extended coverage endorsements.

         B. Lessee shall at all times maintain at its expense the following insurance in respect to the demised premises:

                  1. General public liability insurance against claims for bodily injury, death or property damage occurring on, in or about the demised premises and the adjoining streets, sidewalks and passageways, with limits of not less than Two Million Dollars ($2,000,000.00) with respect to bodily injury or death to any one person, not less than Two Million Dollars ($2,000,000.00) with respect to any one accident, and not less than One Million Dollars ($1,000,000.00) with respect to property damage.

                  2. Workers' compensation insurance or comparable insurance under applicable laws covering all persons employed in connection with any work done on or about the premises for which claims for death or bodily injury could be asserted against Lessor, Lessee or the premises.

                  3. Such other insurance upon or in respect of the demised premises or the operation thereof, in such amounts and against such other insurance hazards as lessor may from time to time reasonably require.

         C. All insurance to be provided by Lessee pursuant to this Lease shall be written by companies acceptable to Lessor, and all such insurance shall name as the insured parties Lessor, Lessee, and any property manager for Lessor, and Lessor's mortgagee (as their respective interests may appear).

         D. Insurance claims by reason of damage to or destruction of any portion of the demised premises shall be payable to Lessor and/or Lessor's mortgagee, or an insurance trustee, if so required by Lessor and/or Lessor's mortgagee.

         E. Every policy required by this Lease shall contain an agreement by the insurer that it will not cancel or modify such policy, except after thirty
(30) days' prior written notice to Lessor and/or Lessor's mortgagee, and that any loss otherwise payable thereunder shall be payable notwithstanding any act or negligence of the insured, and notwithstanding: (i) the occupation or use of the demised premises for purposes more hazardous than permitted by the terms of such policy; (ii) any foreclosure or other action or proceeding taken by any mortgagee or notice of sale relating to the premises; or (iii) any change in title to or ownership of the demised premises.

         F. Lessee shall deliver to Lessor simultaneously with the execution and delivery of this Lease, certificates of the insurers satisfactory to Lessor and Lessor's mortgagee, evidencing all the insurance which is required to be maintained by Lessee hereunder, and Lessee shall maintain such insurance continuously throughout the term hereof. Lessee shall, as soon as practicable, but in all events within thirty (30) days of the renewal date of any such insurance, deliver additional certificates of the insurers satisfactory to Lessor, evidencing the renewal of such insurance. Should Lessee fail to effect, maintain or renew any insurance provided for in this section or to pay the premium therefor, or to deliver to Lessor any of such certificates as required herein, then and in any of said events Lessor, at its option, but without obligation so to do, may procure such insurance, and any sums expended by it to procure such insurance shall be additional rent hereunder, and shall be repaid by Lessee within fifteen (15) business days following the date on which such expenditure shall be made by Lessor.

         G. Lessee agrees to carry adequate fire and extended coverage on all of Lessee's personal property located in the demised premises, including leasehold improvements, inventory, trade fixtures and other property installed or placed on the demised premises by Lessee.

         H. WAIVER OF SUBROGATION. Lessor and Lessee do hereby waive all rights of recovery and causes of action which either have or may have or which may arise hereafter against the other, whether caused by negligence or otherwise, for any damage to the Premises or any property or business of Lessor or Lessee caused by any of the perils covered by public liability, fire and extended coverage, building and contents, and business interruption insurance or for which either party may be reimbursed as a result of insurance coverage affecting any loss suffered by it; provided, however, that the foregoing waiver will apply only to the extent of any recovery made by the parties hereto under any policy of insurance now or hereafter issued and further provided that the foregoing waivers do not invalidate any policy of insurance of the parties hereto now or hereafter issued, it being stipulated by the parties that the foregoing waiver will not apply in any such case in which the application thereof would result in the invalidation of any such policy of insurance. In the event any additional premium will be charged for such waiver provision the party benefitted by such waiver will pay the cost of such endorsement.

VIII. INDEMNITY AND RIGHT OF ENTRY. Lessee will indemnify and hold harmless Lessor from all claims, demands and damages for injuries to persons or property arising from or in any manner connected with the occupancy or use of the demised premises by Lessee, and from any and all other claims, demands, liens, damages, fines or penalties of whatever name, nature of kind, in any way or manner chargeable to, or payable for, or in respect of the use or occupancy of the demised premises by Lessee, or from any act or omission of Lessee, its servants, its agents, representatives, Lessees, guests, invitees, licensees or any other person, firm or corporation in, about or adjacent to the demised premises. Lessee will pay all costs, expenses and attorneys' fees incurred by or imposed on Lessor in prosecution or defense of any suit, action or proceeding predicated upon an alleged breach of undertaking by Lessee under the terms of this Lease or for or on account of which Lessee has covenanted to indemnify Lessor under the terms of this Lease or would be bound by law to so indemnify Lessor.

         Lessee covenants and agrees that Lessor, or Lessor's agents or representatives, shall have the right, during normal business hours, to enter upon the demised premises for the purpose of examining the same and to observe the compliance or noncompliance by Lessee with the terms of this Lease, and for the purpose of exhibiting the same to prospective lessees during the last six
(6) months of this Lease or as otherwise agreed between the parties. Lessee agrees to permit Lessor or Lessor's agents or representatives to enter into and upon the demised premises at any time in case of emergency.

IX. PROVISION FOR NOTICE. All notices to be given under this Lease shall be in writing and shall be served by registered or certified mail with return receipt requested, postage prepaid or by a nationally recognized overnight delivery service, or personally by hand delivering the notice to the recipient, as follows:

              To Lessor:       Creek Road Warehouse Complex, LLC
                               c/o Green Realty Corp.
                               9900 Carver Road, Suite 202
                               Cincinnati, Ohio 45242

              To Lessee:       Lan Vision, Inc.
                               5481 Creek Road
                               Cincinnati, Ohio 45242
                               Attn: Comptroller

or to such other person at such other address designated by written notice sent to the Lessor.

         Service of any such notice by mail shall be deemed to have been given at the delivery time shown on the return receipt or at the time of refusal shown on such notice or the day after delivery to the overnight delivery service or at the time of hand delivery.

X. TITLE AND CONDITION; HAZARDOUS MATERIALS.

         A. The demised premises are leased subject to: (i) the existing state of the title thereof as of the commencement of the term of this Lease; (ii) any state of facts which an accurate survey or physical inspection thereof might show; and (iii) all zoning regulations and other laws and regulations now in effect or hereafter adopted by any governmental authority having jurisdiction. Except as specifically set out herein, the land, buildings, structures and other improvements comprising a part of the demised premises are leased subject to their condition as of the commencement of the term of this Lease and without representation or warranty of any kind by Lessor, including, without limitation, any representation or warranty with respect to environmental matters.

         B. HAZARDOUS MATERIALS. To the best of its actual knowledge, Lessor has at all times, including the present, complied with all federal, state and local environmental laws, rules and regulations applicable to its operations. Except as disclosed to lessee, no hazardous substance, contaminant, solid waste or material, toxic substance, petroleum product, distillate or residue, or pollutant (as those or similar terms are defined under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 USC Section 9601 et seq., the Resource Conservation and recovery Act of 1976, 42 USC Sections 6901 et seq., or any other applicable federal, state and local environmental law, statute, ordinance, order, judgment, rule ore regulation relating to the environment or the protection of human health ("Environmental Laws") (collectively, "Hazardous Materials"), have been released, emitted or discharged by Lessor.

XI. ASSIGNMENT OR SALE. Lessee may not assign this Lease, nor sublet the demised premises or any portion thereof, without first obtaining the prior written consent of Lessor, not to be unreasonably withheld. Any consent by Lessor to a assignment or subletting shall not in any manner be construed to relieve Lessee or any assignee or sublessee from obtaining the consent in writing of Lessor to any further assignment or subletting, and in all events, Lessee shall remain primarily liable for the payment of Base Rent herein reserved and for the performance of all of the other terms of this Lease required to be performed by Lessee.

         Lessor may assign this lease or any partial interest herein, any may also sell, convey and mortgage the demised premises, subject to the term of this Lease.

XII. QUIET ENJOYMENT. Lessor covenants and agrees that, subject to any mortgages now of record or hereafter placed of record, it is the owner of the demised premises and Lessee, if the covenants of this Lease to be paid and performed by Lessee are paid and performed, shall have peaceable possession and quiet enjoyment of the demised premises throughout the term of this Lease without any hindrance or molestation by Lessor, or any person claiming lawfully under Lessor.

XIII. DEFAULT.

         A. The occurrence of any one or more of the following events shall be a default and breach of this Lease by Lessee:

                  1. Lessee shall fail to pay any monthly installment of Base Rent within five (5) days after the same shall be due and payable.

                  2. Lessee shall fail to perform or observe any term, condition, covenant or obligation, other than the payment of Base Rent, required to be performed or observed by it under this Lease for a period of thirty (30) days after notice thereof from Lessor; or such longer period, if the term, condition, covenant or obligation to be performed within such thirty (30) day period cannot, due to its nature, be performed within such thirty (30) day period and Lessee commences or perform within such thirty (30) day period, and thereafter diligently undertakes to complete the same.

                  3. A trustee or receiver shall be appointed to take possession of substantially all of Lessee's assets in, on or about the demised premises or of Lessee's interest in this Lease (and Lessee does not regain possession within sixty (60) days after such appointment); Lessee makes an assignment for the benefit of creditors; or substantially all of Lessee's assets in, on or about the demised premises or Lessee's interest in this Lease are attached or levied upon under execution (and Lessee does not discharge the same within sixty (60) days thereafter).

                  4. A petition in bankruptcy, insolvency, or for reorganization or arrangement is filed by or against Lessee, pursuant to any federal or state statute (and, with respect to any such petition filed against it, lessee fails to secure a stay or discharge thereof within sixty (60) days after the filing of the same).

         B. Upon the occurrence of any event of default, as set forth above, Lessor shall have the following rights and remedies, in addition to those allowed by law or equity, and one or more of which may be exercised after ten
(10) days notice to Lessee:

                  1. Lessor may apply the security deposit and/or re-enter the demised premises and cure any default of Lessee, in which event Lessee shall reimburse Lessor as additional rent for any cost and expenses which Lessor may incur to cure such default.

                  2. Lessor may terminate this Lease as of the date of such default, in which event: (i) neither Lessee, nor any person claiming under or through Lessee, shall thereafter be entitled to possession of the premises, and Lessee shall immediately thereafter surrender the premises to Lessor; (ii) Lessor may re-enter the premises and dispossess Lessee or any other occupants of the premises by force, summary proceedings, ejectment or otherwise, and may remove their effects, without prejudice to any other remedy which Lessor may have for possession or arrearages in Base Rent; and (iii) notwithstanding the termination of this Lease: (a) Lessor may declare all Base Rent which would have been due under this Lease for the balance of the term to be immediately due and payable whereupon Lessee shall be obligated to pay the same to Lessor, together with all loss or damage which Lessor may sustain by reason of such termination and re-entry; or (b) Lessor may re-let all or any part of the demised premises for a term different from that which would otherwise have constituted the balance of the term of this Lease, and for rent and on terms and conditions different from those contained herein, whereupon Lessee shall be obligated to pay to Lessor as liquidated damages the difference between the rent provided for herein and that provided for any Lease covering a subsequent re-letting of the premises, for a period which would otherwise have constituted the balance of the term of this Lease, together with all of Lessor's costs and expenses for preparing the premises for re-letting, including all repairs, Lessee finish improvements, brokers' and attorneys' fees, and all loss or damage which lessor may sustain by reason of such termination, re-entry and re-letting, it being expressly understood and agreed that the liabilities and remedies specified in clauses A and B above shall survive the termination of this Lease.

                  3. Lessor may sue for injunctive relief, or to recover damages for any loss resulting from the breach.

XIV. WAIVER. It is further mutually covenanted and agreed between the parties hereto that no waiver of any covenant, agreement, stipulation or condition of this Lease shall be construed to be a waiver of any succeeding breach of the same covenant, agreement, stipulation or condition; that the payment by Lessee, or the receipt by Lessor, of rent with knowledge of the breach by the other party of any covenant hereof shall not be deemed a waiver of such breach; and further, that all covenants, stipulations, conditions, and agreements herein contained shall run with the land, and bind and inure to the benefit of, as the case may require, the heirs, executors, administrators, successors and assigns of the parties hereto and to grantees of Lessor, as fully as if such words were written whenever reference to Lessor and Lessee occur in this Lease, except that no assignment by lessee in violation of the provisions of this Lease, shall vest any right in the assignee.

XV. MORTGAGES. Lessor shall have the right to transfer, assign, mortgage and convey in whole or in part, the demised premises, and any and all rights of Lessor under this Lease, and nothing herein shall be construed as a restriction upon Lessor so doing. This Lease shall be subject and subordinate to any mortgage or other financing arrangement and to any renewal modification, consolidation, replacement and extension thereof now or thereafter placed upon or affecting the demised premises, or any part hereof, provided that so long as Lessee is not in default of any of the terms and conditions hereof, Lessee's rights, privileges and possession hereunder shall not be disturbed. Although no instrument or act on the part of Lessee shall be necessary to effectuate such subordination, Lessee will, upon request, execute and deliver such further instruments subordinating this Lease to the lien of any such mortgages or other financing arrangements as may be desired by the mortgagee or other lender. Lessee hereby appoints Lessor its attorney-in-fact, irrevocably, to execute and deliver any such instrument for Lessee, should Lessee fail to execute and deliver same within five (5) days of any request therefor. In the event of any sale or exchange of the demised premises by Lessor and assignment by Lessor hereof, Lessor shall be and is hereby entirely free and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease occurring after the consummation of such sale or exchange and assignment.

XVI. CONDEMNATION.

         A. If, during the term of this Lease, all of the demised premises, or such a substantial part of the premises so as to render the remaining as the same may be restored, unusable for the purposes for which the premises were leased, shall be taken by appropriation for public, or quasi-public use, under the right of eminent domain, then all of the proceeds of such appropriation shall be paid to Lessor, and Lessee shall have no claim to any part thereof, except as set out below, and this Lease shall be canceled as of the date of such taking, provided, however, Lessee may claim such damages it suffered with respect to its trade fixtures, personal property and its improvements to the real property from the condemning authority.

         B. If, during the term of this Lease, a part but not all of the demised premises shall be taken by appropriation for public, or quasi-public use, under the right of eminent domain and this Lease shall not terminate or be terminated under the provisions of subparagraph XVI. A. hereof, then this Lease shall not be canceled, and shall apply to that part of the demised premises not so taken. In such event, all of the proceeds shall be paid to Lessor, and Lessee shall not be entitled to any part thereof (except for a reasonable amount for the depreciated value of its improvements), but the rental for the remaining term and the Required Purchase Price, as defined below, shall be equitably adjusted.

XVII. LIENS. Lessor shall have a first and best lien, paramount to all others upon every right and interest of Lessee to and in the demised premises and to and in this Lease, and in and to all improvements which become part of the real estate constituting the premises, as security for the payment of the entire amount of Base Rent payable under this Lease, and for the payment of the entire amount of Base Rent payable under this Lease, and for the payment of all monies payable under any obligation or engagement of Lessee contained in this Lease, and as security for the performance and observance of all and singular the covenants, agreements, conditions and obligations of this Lease to be performed and observed by Lessee.

XVIII. COMPLIANCE WITH LAWS, INSURANCE POLICIES, ETC.; USE. Further, Lessee, at its expense, shall cause the demised premises to comply with all federal, state, county, municipal and other governmental laws, statutes, rules, orders, regulations and ordinances applicable to the demised premises, or any part thereof or the use thereof, whether or not any such statutes, laws, rules, orders, regulations or ordinances which may hereafter be enacted, involve a change of policy, only to the extent that such compliance is the direct result of Lessee's particular use of the premises. Any compliance that is necessary due to the general use of the building at 5481 Creek Road, Cincinnati, Ohio shall be the responsibility of Lessor. Lessee shall obtain and pay for all permits and appraisals required for Lessee's occupancy of the demised premises, and shall promptly take all substantial and non-substantial actions necessary to comply with all statues, ordinances, rules, regulations, orders and requirements regulating by Lessee's particular use of the demised premises, including, without limitation, the Occupational Safety and Health Act. Lessor shall promptly take all actions necessary for said compliance if such actions are necessary due to the general use of the building at 5481 Creek Road, Cincinnati, Ohio. All materials used or kept on or about the demised premises shall be self-contained in governmentally approved containers which shall not be opened, disturbed or stored on the demised premises. Lessee shall not mix, process or handle hazardous contents on the demised premises. Lessee shall comply with all Environmental Laws and laws pertaining to the control of Hazardous Materials, and shall indemnify and hold Lessor and Lessor's lender(s) harmless from any and all loss, claims, damage or cost, including attorneys' fees arising out of or resulting from its failure to do so, civil and criminal penalties, natural resource damages, and diminution in value of the demised premises, or arising out of the presence of hazardous waste, bio-hazardous waste, asbestos, petro chemicals, toxic substances or the presence of other environmentally detrimental matter. Without limiting the foregoing, Lessee shall acquire all applicable permits required for the demised premises regarding stormwater discharges or run-off, including any National Pollutant Discharges elimination system permits, and shall comply with all applicable requirements, including monitoring requirements. Lessor, at its option, may elect to acquire permits, perform any and all stormwater discharge elimination plans and monitoring as required by any governmental authority, and Lessee agrees to reimburse Lessor for same. Lessee will not permit nor place any fuel storage tanks or pumps on the demised premises, and shall keep the demised premises free of environmental hazards of any kind or nature. Lessee shall only use the demised premises as follows: offices.

XIX. ARTICLE HEADINGS. The article headings in this Lease are inserted only as a matter of convenience for reference and in no way define, limit or describe the scope or intent of this Lease or affect this Lease.

XX. MEMORANDUM OF LEASE. In the event either Lessor or Lessee determine to record this Lease, a short form memorandum of Lease shall be recorded in lieu of the original Lease. Such short form memorandum shall be executed by both parties, but shall not in any way vary or revoke the terms of this Lease.

XXI. ESTOPPEL CERTIFICATE. Lessee shall from time to time, upon not less than ten (10) days prior written request by Lessor, execute, acknowledge and deliver to Lessor an estoppel certificate, certifying that this Lease is in full force and effect; the dates to which rents have been paid; and whether Lessor is in default, and if so, specifying the nature of the default; and that the Lease is in full force and effect, as modified, and listing instruments of modification. It is intended that such estoppel certificate may be relied on by a prospective purchaser of Lessor's interest, or mortgagee or assignee of any mortgage upon the demised premises.

XXII. SECURITY DEPOSIT. Lessee has already deposited with Lessor the sum of Six Thousand Two Hundred Fifty Dollars ($6,250.00), the receipt of which is hereby acknowledged, as security for the payment by Lessee of the Base Rent or other charges to be paid and for the faithful performance by Lessee of all of the terms, conditions and covenants of this Lease. If at any time during the term of this Lease, Lessee shall be in default in the performance of any provisions of this Lease, Lessor shall have the right to use the security deposit, or so much thereof as is necessary, in payment of rental or other charges in default, reimbursement of any expenses incurred by Lessor, and in payment of any damages incurred by Lessor by reason of Lessee's default. If any portion of said deposit is so used or applied, Lessee shall, within ten (10) days after written demand therefore from Lessor, remit to Lessor a sufficient amount out restore the security deposit to its original amount. If claims of Lessor exceed the security deposit, Lessee shall remain liable for the balance of such claims.

         In the event the security deposit has not been utilized as aforesaid, the security deposit, or so much thereof as has not been utilized for such purposes, shall be refunded to Lessee, without interest, upon full performance of all of the terms of this Lease by Lessee.

         Lessor shall have the right to commingle the security deposit with other funds of Lessor. Lessor shall have the right to deliver the security deposit to any successor in interest to Lessor's interest in the demised premises. Thereupon, Lessor shall be discharged from further liability with respect to such security deposit.

         Lessee may not assign its right to the security deposit in whole or in part.

XXIII. NO COUNTERCLAIM, ABATEMENT, ETC. There shall be no abatement, deduction or offset whatsoever with regard to any amounts due from the Lessee to the Lessor under this Lease.

XXIV. LIMITATION OF LESSOR'S PERSONAL LIABILITY. Lessee specifically agrees to look solely to Lessor's interest in the Real Property and the Building for the recovery of any judgment from Lessor, it being agreed that neither Lessor nor any of its partners shall ever be personally liable for any such judgment. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that might otherwise have to obtain injunctive relief against Lessor or Lessor's successors in interest, or any other action not involving the personal liability of Lessor.

XXV. HOLDING OVER. In the event of holding over by Lessee after expiration or termination of this Lease, Lessee shall pay double the Base Rent (calculated on the basis of Base Rent with respect to the month immediately preceding the month in which expiration or termination occurs) for the entire holdover period. No holding over by Lessee after the term of this Lease shall be construed to extend the term of this Lease. In the event of any unauthorized holding over, Lessee shall also indemnify Lessor against all claims for damages by any other Lessee to whom Lessor may have leased all or any part of the demised premises covered hereby effective upon the termination of this Lease. Any holding over with the consent of Lessor in writing shall thereafter constitute this Lease a lease from month to month.

XXVI. LESSEE'S RIGHT OF TERMINATION. At any time after January 31, 2001, Lessee may give Lessor one hundred twenty (120) days notice to terminate this Lease. At the end of said one hundred twenty (120) day period, said Lease shall be terminated provided that Lessee pays to Lessor, in a lump sum, an early termination penalty of one half of the rent for the remaining months of this Lease. Notwithstanding the foregoing, in the event that upon the termination of this Lease, Lessee leases new space in property owned by Green Realty Corporation, the termination penalty will be waived.

XXVII. MISCELLANEOUS.

         A. If any provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

         B. This Lease shall be construed and interpreted under the laws of the State of Ohio.

         C. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications as Lessor deems necessary and desirable, and to cause the recordation of plats and restrictions, so long as such easements, rights, dedications and restrictions do not unreasonably interfere with the use of the demised premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor.

         D. PARKING. Lessee shall be entitled to the use of 40 parking space on site as identified as on the attached Exhibit B incorporated herein.

         E. Lessor represents that Lessor owns the real estate in which the demised premises are located, and has the authority to provide quiet enjoyment of the demised premises, subject to liens, encumbrances and other matters of record.

         F. EXHIBITS. Exhibits hereto are:

            Exhibit A: Description of Premises

            Exhibit B: Parking

         G. AMENDMENT. This Lease may not be amended, altered, or changed except by an instrument in writing signed by both parties hereto.

         H. ENTIRE AGREEMENT. This Lease contains the entire agreement between the parties hereto and all previous negotiations leading thereto. Lessee acknowledges and agrees that

Lessee has not relied upon any representations or any prior written or oral promises, warranties or agreements except such as are provided herein. The headings of this Lease are for purposes of reference only and shall not limit or define the meaning hereof. This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

         IN WITNESS WHEREOF, Lessor and Lessee have hereunto set their hands the day and year first above written.



WITNESSES:                                      LESSOR:

Signed and acknowledged in the presence         Creek Road Warehouse Complex,
of:                                             LLC


/s/ Angela M. Woodward                          By:  /s/ Andrew J. Green
---------------------------------------              ---------------------------

Printed Name:  Angela Woodward                  Its:  Member
               ------------------------               --------------------------

/s/ Ed Brill
---------------------------------------

Printed Name:  Ed Brill
               ------------------------


                                                LESSEE:
Signed and acknowledged in the presence         LanVision, Inc.
of:


/s/ Marie Prickett                              By:  /s/ Eric Lombardo
---------------------------------------              ---------------------------

Printed Name:  Marie Prickett                   Its:  Exec VP
               ------------------------              ---------------------------

/s/ Donald E. Vick, Jr.
---------------------------------------

Printed Name:  Donald E. Vick, Jr.
               ------------------------

                                  LESSOR NOTARY
                                  -------------

STATE OF OHIO         }
                      } SS:
COUNTY OF HAMILTON    }

              BE IT REMEMBERED that on this 4th day of May, 2000 before me, the subscribed notary public, personally appeared Andrew J. Green who, I am satisfied, is the person who signed the within instrument as Member of Creek Road Warehouse Complex, LLC, and he thereupon acknowledged that said signature of the within instrument was his voluntary act and deed.

              IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                 ANGELA M. WOODWARD          /s/ Angela M. Woodward
                                             -------------------------------
{NOTARIAL SEAL)Notary Public, State of Ohio  Notary Public
                           My Commission Expires Jan. 19, 2003
                                             My commission expires: Jan 19, 2003
                                                                    ------------

                                  LESSEE NOTARY
                                  -------------

STATE OF          }
                  } SS:
COUNTY OF         }

              BE IT REMEMBERED that on this 4th day of May, 2000 before me, the subscribed notary public, personally appeared Eric Lombardo who, I am satisfied, is the person who signed the within instrument as Exec VP of Lan Vision, Inc., and he thereupon acknowledged that the said instrument made by such corporation was signed, sealed with its corporate seal and delivered by him as such officer, and is his voluntary act and deed and is the voluntary act and deed of such corporation, made by virtue of authority from its Board of Directors.

              IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                              /s/ Melissa Vincent
                              ----------------------------
                              Notary Public
{NOTARIAL SEAL}
                              My commission expires:  Melissa Vincent
                                                      ---------------
                                                 Notary Public, State of Ohio
                                              My Commission Expires June 8, 2004

                                    EXHIBIT A
                             DESCRIPTION OF PREMISES

                                    EXHIBIT B
                                     PARKING